EXXON MOBIL CORPORATION				EXHIBIT 99.2

To assist investors in assessing 4Q19 results, the following disclosures have been made available in this 8-K filing:
- Identified items of $0.92 per share assuming dilution, as noted in the first paragraph on page 1 of the news release
- A reconciliation of cash flow from operations and asset sales excluding working capital on page 1 of this exhibit and on page 7 and attachment V of the news release

4Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q19	3Q19	2Q19	1Q19	4Q18
Upstream
United States	68	37	335	96	265
Non-U.S.	6,069	2,131	2,926	2,780	3,048
Total	6,137	2,168	3,261	2,876	3,313
Downstream
United States	895	673	310	(161)	987
Non-U.S.	3	557	141	(95)	1,717
Total	898	1,230	451	(256)	2,704
Chemical
United States	(2)	53	(6)	161	282
Non-U.S.	(353)	188	194	357	455
Total	(355)	241	188	518	737

Corporate and financing	(990)	(469)	(770)	(788)	(754)
Net income attributable to ExxonMobil (U.S. GAAP)	5,690	3,170	3,130	2,350	6,000

Earnings per common share (U.S. GAAP)	1.33	0.75	0.73	0.55	1.41
Earnings per common share
- assuming dilution (U.S. GAAP)	1.33	0.75	0.73	0.55	1.41

Exploration expenses, including dry holes	357	299	333	280	555

Capital and Exploration Expenditures, $M
Upstream
United States	2,848	3,002	3,255	2,548	2,630
Non-U.S.	3,243	2,789	2,987	2,813	3,620
Total	6,091	5,791	6,242	5,361	6,250
Downstream
United States	725	590	624	414	325
Non-U.S.	635	479	489	415	541
Total	1,360	1,069	1,113	829	866
Chemical
United States	786	656	553	552	579
Non-U.S.	213	196	165	144	132
Total	999	852	718	696	711
Other	10	7	6	4	16

Total Capital and Exploration Expenditures	8,460	7,719	8,079	6,890	7,843

Effective Income Tax Rate, %	20%	37%	34%	53%	32%

Common Shares Outstanding, millions
At quarter end	4,234	4,231	4,231	4,231	4,237
Average - assuming dilution	4,269	4,271	4,271	4,270	4,270

Total Cash and Cash Equivalents, $B	3.1	5.4	4.2	4.6	3.0

Total Debt, $B	46.9	47.1	45.2	40.8	37.8

Cash Flow from Operations and Asset Sales, $M
Net cash provided by operating activities	6,352	9,079	5,947	8,338	8,607
Proceeds associated with asset sales	3,092	460	33	107	884
Cash flow from operations and asset sales	9,444	9,539	5,980	8,445	9,491
Changes in working capital	1,641	(1,550)	1,243	(2,257)	1,331
Cash flow from operations and asset sales	11,085	7,989	7,223	6,188	10,822
excluding working capital

EXXON MOBIL CORPORATION

4Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	4Q19	3Q19	2Q19	1Q19	4Q18
liquids, bitumen and synthetic oil, kbd
United States	665	654	662	600	583
Canada / Other Americas	487	464	469	454	474
Europe	93	113	103	121	122
Africa	366	371	383	369	376
Asia	780	738	727	746	745
Australia / Oceania	45	52	45	37	48
Total liquids production	2,436	2,392	2,389	2,327	2,348

Natural gas production available for sale, mcfd
United States	2,713	2,883	2,803	2,712	2,581
Canada / Other Americas	287	254	249	238	247
Europe	1,508	1,004	1,215	2,113	1,943
Africa	10	7	5	7	16
Asia	3,753	3,433	3,461	3,655	3,804
Australia / Oceania	1,224	1,464	1,387	1,199	1,383
Total natural gas production available for sale	9,495	9,045	9,120	9,924	9,974

Total worldwide liquids and gas production, koebd [1]	4,018	3,899	3,909	3,981	4,010

Refinery throughput, kbd
United States	1,675	1,647	1,430	1,373	1,661
Canada	322	363	344	383	408
Europe	1,304	1,325	1,314	1,325	1,366
Asia Pacific	570	532	683	609	670
Other Non-U.S.	182	185	159	196	193
Total refinery throughput	4,053	4,052	3,930	3,886	4,298

Petroleum product sales, kbd
United States	2,356	2,336	2,264	2,210	2,230
Canada	444	492	482	484	516
Europe	1,456	1,508	1,443	1,510	1,474
Asia Pacific	729	700	775	749	825
Other Non-U.S.	497	468	444	462	450
Total petroleum product sales	5,482	5,504	5,408	5,415	5,495

Gasolines, naphthas	2,276	2,255	2,198	2,149	2,183
Heating oils, kerosene, diesel	1,903	1,833	1,820	1,914	1,915
Aviation fuels	399	445	391	386	376
Heavy fuels	217	261	308	299	387
Specialty products	687	710	691	667	634
Total petroleum product sales	5,482	5,504	5,408	5,415	5,495

Chemical prime product sales, kt
United States	2,294	2,216	2,295	2,322	2,577
Non-U.S.	4,275	4,260	4,404	4,450	4,095
Total chemical prime product sales	6,569	6,476	6,699	6,772	6,672

[1] Natural gas is converted to an oil-equivalent basis at six million cubic feet per one thousand barrels.

EXXON MOBIL CORPORATION

4Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	4Q19 vs. 4Q18	4Q19 vs. 3Q19	2019 vs. 2018
Upstream
Prior Period	3,313	2,168	14,079
Realization	-450	100	-2,710
Volume / Mix	-140	210	860
Other	3,410	3,660	2,210
Identified Items	4,320	3,950	4,170
Expenses	-130	-	-1,100
Other	-780	-290	-860
Current Period	6,137	6,137	14,442
Downstream
Prior Period	2,704	1,230	6,010
Margin	-1,620	-770	-2,980
Volume / Mix	80	270	-50
Downtime / Maintenance (Volume / Mix)	-40	120	-450
Portfolio / Projects (Volume / Mix)	230	40	540
Yield / Sales Mix (Volume / Mix)	-110	110	-140
Other	-270	170	-660
Identified Items	-950	-	-950
LIFO Inventory Impact	450	540	450
Downtime / Maintenance (Other)	140	-80	-200
Portfolio / Projects (Other)	-50	-	-190
Yield / Sales Mix (Other)	160	-50	210
Expenses	-90	-250	-300
Foreign Exchange	80	60	280
Other	-10	-50	40
Current Period	898	898	2,323
Chemical
Prior Period	737	241	3,351
Margin	-670	-410	-1,820
Volume / Mix	-	30	-
Downtime / Maintenance (Volume / Mix)	-10	20	-40
New Assets (Volume / Mix)	40	40	300
Other	-30	-30	-260
Other	-420	-220	-940
Identified Items	-210	-	-210
Downtime / Maintenance (Other)	-10	-50	-70
New Assets (Other)	-30	-	-240
Expenses	-100	-160	-140
Foreign Exchange	-30	-10	-140
Other	-40	-	-140
Current Period	-355	-355	592

Upstream Volume Factor Analysis, koebd
Prior Period	4,010	3,899	3,833
Downtime / Maintenance	-88	-9	-9
Growth / Decline	120	-8	149
Entitlements / Divestments	34	63	6
Quotas	-2	-2	-
Demand / Other	-56	75	-27
Current Period	4,018	4,018	3,952

EXXON MOBIL CORPORATION

4Q19 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Sources and Uses of Funds, $M	4Q19
Beginning Cash	5,351
Earnings	5,690
Depreciation	4,923
Working Capital / Other	-4,261
Proceeds Associated with Asset Sales	3,092
PP&E Adds / Investments and Advances[1]	-7,356
Shareholder Distributions	-3,716
Debt / Other Financing	-634
Ending Cash	3,089

1 PP&E Adds / Investments and Advances includes PP&E adds of ($6.7B) and net advances of ($0.7B).

Average Realization Data	4Q19	3Q19	2Q19	1Q19	4Q18
United States
ExxonMobil
Crude ($/b)	55.61	54.51	57.95	53.30	54.50
Natural Gas ($/kcf)	2.16	2.03	2.22	2.93	3.64

Benchmarks
WTI ($/b)	56.98	56.44	59.80	54.87	59.09
ANS-WC ($/b)	64.38	63.03	68.18	64.40	68.65
Henry Hub ($/mbtu)	2.50	2.23	2.64	3.15	3.65

Non-U.S.
ExxonMobil
Crude ($/b)	56.61	55.92	62.47	57.12	53.74
Natural Gas ($/kcf)	5.89	5.81	5.84	7.18	8.18
European NG ($/kcf)	5.15	4.37	5.10	6.85	7.46

Benchmarks
Brent ($/b)	63.26	61.94	68.83	63.20	67.76

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2019. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.